UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2004

NATURAL GAS SERVICES GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Colorado	1-31398	75-2811855
(State or other jurisdiction	(Commission File	(IRS Employer
of Incorporation or organization)	Number)	Identification No.)

2911 South County Road 1260 Midland, Texas	79706
(Address of Principal Executive Offices)	(Zip Code)

432-563-3974
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Amendment No.1 to Stock Purchase Agreement
Press Release

Item 1.01. Entry into a Material Definitive Agreement.

     As we reported in our Current Report on Form 8-K dated October 18, 2004, Natural Gas Services Group, Inc. entered into a Stock Purchase Agreement on October 18, 2004 with Screw Compression Systems, Inc., or “SCS”, and the stockholders of SCS. Under this agreement, Natural Gas Services Group agreed to purchase from Paul D. Hensley, Tony Vohjesus and Jim Hazlett, the “selling stockholders”, all of the outstanding shares of capital stock of SCS. Closing under the agreement was originally scheduled to occur not later than December 6, 2004.

     On December 6, 2004, Natural Gas Services Group, SCS, and the selling stockholders entered into Amendment No. 1 to Stock Purchase Agreement, extending the closing date under the Stock Purchase Agreement from December 6, 2004 to January 7, 2005. The remaining terms and provisions of the Stock Purchase Agreement remain in full force and effect.

     On December 6, 2004, Natural Gas Services Group issued a press release regarding the Amendment.

9.01. Financial Statements and Exhibits.

     (c) Exhibits

     The Exhibit listed below is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
4.1	Amendment No. 1 to Stock Purchase Agreement, dated December 6, 2004, by and among Natural Gas Services Group, Inc., Screw Compression Systems, Inc., Paul D. Hensley, Jim Hazlett and Tony Vohjesus

99.1	Press Release, dated December 6, 2004

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL GAS SERVICES GROUP, INC.
By:	/s/ Wallace C. Sparkman
Wallace C. Sparkman, President

Dated: December 6, 2004

3

EXHIBIT INDEX

Exhibit No.	Description
4.1	Amendment No. 1 to Stock Purchase Agreement, dated December 6, 2004, by and among Natural Gas Services Group, Inc., Screw Compression Systems, Inc., Paul D. Hensley, Jim Hazlett and Tony Vohjesus

99.1	Press Release, dated December 6, 2004